EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     I, Len Ksobiech state and attest that:

(1)  I am the acting Treasurer of OneSource Technologies, Inc. (the "issuer").

(2) Accompanying this certification is the Form 10-QSB for the quarter ended March 31, 2003, a quarterly report (the "quarterly report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that based on my knowledge:

     a.   the  quarterly  report  containing  the  financial   statements  fully
          complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

     b.   the information  contained in the periodic report fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the issuer for the periods presented therein.


/s/ Len Ksobiech
----------------
Len Ksobiech

Date: 13 May 2003